L & B 10205/0380/L1943506.DOCX/9 1 LOAN AGREEMENT (Revolving Line of Credit) Date: May 21, 2021 Borrower (Name and Address): XPEL, INC., a Nevada corporation Nevada File No. NV2003145054 Nevada Entity No. C25167-2003 Texas File No. 0800351983 618 West Sunset Road San Antonio, Bexar County, Texas 78216 Lender (Name and Address): TEXAS PARTNERS BANK, a Texas state bank doing business as The Bank of San Antonio 1900 NW Loop 410 San Antonio, Bexar County, Texas 78213 This Loan Agreement (“Agreement”) is made on the above date by and between Borrower and Lender. This Agreement evidences the Loan (as defined below). 1. THE LOAN. The Lender agrees to extend credit or advance to or for the account of Borrower, subject to the terms of this Agreement and the other Loan Documents, a revolving line of credit (“Loan”). A. Note. Lender agrees to extend credit or advance funds to or for the account of Borrower, subject to the terms of this Agreement and the other Loan Documents, for the purposes set out below, pursuant to a Revolving Line of Credit Note in the stated principal amount of $57,000,000.00 (to include any renewals, extensions or modifications thereof, the “Note”) to be executed by Borrower of even date herewith and payable to the order of Lender. The interest rates, terms of repayment and maturity of the Loan are fully set forth in the Note. Borrower may secure advances and repay, and re-draw, principal under the Note; provided, however, at no time will the aggregate outstanding principal under the Note exceed the stated principal amount of $57,000,000.00. Funding of the Note will be subject to receipt of signed draw requests. B. Applicable Law. This Agreement and the Note shall be governed by, and construed in accordance with, the internal laws of the State of Texas, particularly, Title 4, Subtitle A of the Finance Code as applicable to commercial loans, subject, however, to the effect of applicable federal law. To the maximum lawful extent, the parties intend to exclude Subtitle B, and particularly Chapter 346, of the Finance Code, as amended, such chapters dealing primarily with consumer lending. Unless changed in accordance with law, or otherwise provided in the Note, the applicable rate ceiling under Texas law shall be the weekly rate ceiling from time to time in effect as provided. This Agreement and the Note are given for the Borrower’s business and commercial purposes, and in no event for personal, family, or household use or agricultural use. C. [Reserved] D. Loan Documents. The Loan is additionally evidenced, governed, and/or secured by: 1) This Agreement; 2) Commercial Security Agreement of even date herewith executed by Borrower in favor of Lender (to include any renewals, extensions or modifications thereof, the “Security Agreement”) and pertaining to all assets of Borrower, as more fully set out below with the definition of “Collateral”;

L & B 10205/0380/L1943506.DOCX/9 2 3) The Note; 4) Landlord Estoppels and Consents (“Subordinations”) containing such terms and conditions as Lender may reasonably require executed by each landlord of Borrower’s leased premises located at 3323 N. Pan Am Expressway, San Antonio, Texas 78219 and 618 West Sunset Road, San Antonio, Texas 78216. 5) Negative Pledge Agreements of (i) Xpel International Operations, LLC and (ii) Xpel Management Services, LLC. 6) Any other documents, titles or other instruments relating to the Collateral or evidencing or securing repayment of the Loan. This Agreement, the Note, the Security Agreement(s), financing statements, Subordinations, Negative Pledge Agreements and such other documents, titles or other instruments relating to the Collateral, and any other pledge agreements or collateral assignments provided for hereunder, and any other document, instrument or agreement executed for Lender’s benefit in connection with this Loan, together with any modifications, extensions or renewals thereof, may be referred to as the “Loan Documents.” E. Indebtedness. Any and all indebtedness evidenced by the Note and all other indebtedness now or hereafter secured by liens or security interests in favor of Lender, including without limitation all obligations of Borrower under any of the Loan Documents (collectively, “Indebtedness”). F. Cross-Default; Cross-Collateralization. A default under this Agreement or under any of the other Loan Documents or the Note is a default under the Note and each of the other Loan Documents and all other indebtedness owing to Lender by Borrower or (i) Xpel International Operations, LLC or (ii) Xpel Management Services, LLC (collectively, the “Affiliates”). All Collateral secures the entire Loan and any other Indebtedness of Borrower or Affiliates to Lender (except as may be prohibited by law). G. Fees. There is no origination fee payable on the Note. H. Unfunded Line Commitment Fee. Commencing on the date hereof, Borrower agrees to pay Lender a non-refundable fee, computed at a rate per annum of 0.25% (25 bps) (calculated on a 360- day year), on the daily average unused amount of the committed principal amount of the Note for each day during which any unused amount exists (whether or not then available) (the “Unfunded Line Commitment Fee"). The Unfunded Line Commitment Fee is payable in arrears on the 5th day of the month after each calendar quarter, on the final maturity date of the Note and on the commitment termination date of the Note. I. Purpose. The purpose of the Loan is to support working capital needs, acquisition financing needs and for general corporate purposes. Notwithstanding the foregoing, the Borrower represents and covenants that no portion of the Loan will be used to acquire or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board). J. Conditions Precedent to any Advances under the Note. In addition to any other conditions of this Agreement, the Borrower shall have satisfied each of the following conditions (unless waived by Lender) prior to any advances under the Note, each delivered to and acceptable to Lender in its reasonable discretion: 1. Lender’s receipt of a substantially final draft purchase (or comparable) agreement and due diligence information requested by Lender for its review and approval (such approval not to be unreasonably withheld, conditioned or delayed) for each business acquisition, merger, reorganization or

L & B 10205/0380/L1943506.DOCX/9 3 consolidation involving Borrower or any of Borrower’s subsidiary in excess of $10,000,000.00 and a copy of the fully executed purchase agreement following consummation of such transaction. 2. The seller of any business acquired by Borrower will fully subordinate (i) any secured debt and (ii) any unsecured debt exceeding $5,000,000.00, in the aggregate of all seller-financings, which Borrower owes to such seller to all Indebtedness Borrower owes to Lender, to be evidenced by a formal subordination agreement between Borrower, Lender and each such seller in the form attached hereto as Exhibit “A” and incorporated herein for all purposes. 3. Subject to the Deferred Document Agreement between Borrower and Lender of even date herewith, Lender’s receipt of the Subordinations fully executed by the owner of the leased property and Lender. 4. Borrower shall maintain its primary business operating accounts and treasury management services with Lender throughout the term of the Loan. 5. With respect to the initial advance under the Loan, evidence of all requisite insurance policies. 6. Such other information as reasonably requested by Lender or Lender’s legal counsel. 7. With respect to the initial advance under the Loan, attorney opinion letter from Borrower’s outside legal counsel containing such information as Lender may reasonably require. 8. With respect to the initial advance under the Loan, execution of the Loan Documents. 9. With respect to the initial advance under the Loan, payoff of (a) that certain promissory note in the stated principal amount of $8,500,000.00 dated November 5, 2019 evidencing Lender’s Loan No. 310036; and (b) that certain promissory note in the stated principal amount of $6,000,000.00 dated May 11, 2020 evidencing Lender’s Loan No. 523003, each as executed by Borrower and payable to the order of Lender. K. Any accounting term used in this Agreement or any other Loan Document shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, with respect to Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided, however, that during the term of this Agreement, all financial covenant and other calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the date of this Agreement (provided, further, however, not giving effect to ASC 842), unless Borrower and Lender shall otherwise specifically agree in writing. For the avoidance of doubt, the ASC 842 effect of capitalizing operating leases to the balance sheet will not be included in the determination of Current Portion of Capital Lease Obligations, and Senior Funded Debt (and total senior funded debt) for any calculation purposes shall exclude ASC 842 lease obligations. That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing. 2. COLLATERAL. The Loan will be secured by the collateral as described in the Security Agreement; this collateral may be referred to as the “Collateral.” If Borrower uses the proceeds of the Note to acquire any equity interests of a third party organized under the laws of a jurisdiction in the United States (thereby creating a U.S. domestic subsidiary of Borrower), Borrower covenants and agrees to cause each such U.S. domestic subsidiary to pledge all of its assets to secure repayment of the Loan and Note and Borrower shall execute, or cause such parties as Lender may reasonably require to

L & B 10205/0380/L1943506.DOCX/9 4 execute, such further documents as Lender may reasonably require to evidence such pledge of assets including, but not limited to, further security agreements and resolutions on such terms and conditions as Lender may reasonably require. The form of the security agreement to be executed by each such subsidiary shall be upon substantially the same terms as the Security Agreement. All such additional assets shall constitute Collateral securing repayment of the Loan. 3. OTHER LIMITATIONS ON ADVANCES. In addition, Lender may (in its sole discretion) waive this (or any other) requirement, however, in the absence of such waiver, and in addition to any other limitation on advances under the Loan, the Borrower is not entitled to obtain advances under the Loan (a) at any time an Event of Default has occurred and is continuing or any event or condition has occurred that, but for passage of time, notice or opportunity to cure, would be an Event of Default, or (b) at any time the Lender’s security interest in the Collateral is not first, prior and perfected, subject to Permitted Liens (hereinafter defined). 4. GUARANTY. [Intentionally Deleted] 5. REPRESENTATIONS. The Borrower represents and warrants to the Lender as follows: A. Good Standing. Borrower (i) is a Nevada corporation currently existing, in good standing and duly organized under the laws the state of Nevada, (ii) has all requisite power to own or lease its assets and carry on its business and (iii) is duly qualified and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; except in the case referred to in subclause (iii), to the extent that failure to do so would not reasonably be expected to result in a Material Adverse Change, below defined. B. Authority and Compliance. Borrower has full power and authority to enter into the Loan Documents to which it is a party, to execute and deliver the Loan Documents and to incur the obligations provided for therein. No consent or approval of members or of any public authority is required as a condition to the validity of this Agreement or the other Loan Documents. Borrower is in compliance with all laws and regulatory requirements to which it is subject, except in such instances in which (i) such requirement of law or regulation is being contested in good faith, by appropriate proceedings diligently conducted, with adequate reserves made therefor or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change. C. Binding Agreement. This Agreement constitutes, and the other Loan Documents when issued and delivered pursuant hereto, will constitute valid and legally binding obligations of the parties thereto in accordance with their terms. D. Litigation. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court or administrative agency which will or would reasonably be expected to result in a Material Adverse Change on the financial condition or operations of Borrower, except as disclosed to Lender in writing prior to the date of this Agreement. E. No Conflicting Agreements. There are (i) no charter, bylaw, regulation, or other organizational document provisions of Borrower and (ii) no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, in each case referred to in subclauses (i) and (ii) which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents, and except in the case referred to in subclause (ii) that would reasonably be expected to result in a Material Adverse Change. F. Ownership of Assets. Borrower has good title to any Collateral pledged and the Collateral is owned free and clear of liens other than Permitted Liens, and Borrower, at all times will maintain its

L & B 10205/0380/L1943506.DOCX/9 5 tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear. G. Taxes. All income taxes and other taxes due and payable by Borrower through the date of this Agreement have been paid prior to becoming delinquent or are being contested in accordance with applicable law. H. Financial Statements. The books and records of Borrower fairly present its financial condition, and there has been no Material Adverse Change in its financial condition from the condition as represented in the most recent financial statements delivered to Lender prior to the execution of this Agreement. Each financial statement provided to Lender with respect to Borrower after the date of this Agreement shall fairly present the financial condition of Borrower and its subsidiaries as of the date thereof, and shall have been prepared in conformity with generally accepted accounting principles (“GAAP”), consistently applied, and in the case of unaudited financial statements, subject to the absence of footnotes and to normal year-end audit adjustments. I. Place of Business. Borrower's principal office and place of business is: 618 W. Sunset Road San Antonio, Texas 78216 J. No Material Adverse Change. From the date of the financial statements provided by Borrower in obtaining this Loan, there has been no Material Adverse Change in their respective business or financial condition. As used in this Agreement, “Material Adverse Change” means (i) a material adverse change in, or a material adverse effect upon, the assets, operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower and its subsidiaries taken as a whole; or (ii) a material adverse effect on (a) the ability of Borrower or any Affiliate to perform its obligations, including payment obligations, under any Loan Document to which it is a party, (b) the legality, validity, binding effect or enforceability against Borrower or any Affiliate of any Loan Document to which it is a party or (c) the perfection, priorities, rights, remedies and benefits available to, or conferred upon, Lender under any Loan Document. K. No Material Misstatements. As of the date provided, no information provided by Borrower in connection with this Loan contains, or will contain, any material misstatement of fact or omit to state a material fact. L. No Third-Party Defaults. Borrower is not a party to any material agreement or arrangement under which Borrower is in default, except to the extent that such default would not reasonably be expected to result in a Material Adverse Change. M. No Superior Obligations. Unless fully disclosed to the Lender in the financial statements presented in connection with obtaining this Loan, Borrower has no obligations owed to third persons which have payment priority or lien priority (subject to Permitted Liens) superior to the respective obligations to Lender. 6. FINANCIAL STATEMENTS AND OTHER AFFIRMATIVE COVENANTS. So long as any portion of the Loan is outstanding or Lender has any obligation to fund under the Loan, and thereafter until payment in full of the Loan and Note, and the performance of all other obligations of the Borrower under the Loan: A. Accounting System. Borrower shall maintain a system of accounting on an accrual basis, and in accordance with GAAP consistently applied, and will permit Lender's officers or authorized representatives to visit and inspect their books of account and other records at such reasonable times upon reasonable prior notice and not more than one (1) time during any consecutive twelve (12) calendar month

L & B 10205/0380/L1943506.DOCX/9 6 period; provided however, during the continuation of an Event of Default, Lender’s officers or authorized representatives may visit and inspect Borrower’s books of account and other records at any time, from time to time, and upon no prior notice. If such inspection occurs during the continuation of an Event of Default, the Borrower will pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes. Unless written notice of another location is given to Lender, Borrower's books and records will be located at: 618 West Sunset Road San Antonio, Bexar County, Texas 78216 B. Annual Audited Financial Statements. Borrower shall furnish to Lender its annual updated consolidated financial statements, including balance sheet, related income or operations statement, changes in shareholders’ equity and cash flows, all in reasonable detail and prepared in accordance with GAAP, within 90 days after the end of each fiscal year. Borrower’s fiscal year is the calendar year. Year- end financial statements shall be audited by a certified public accountant or accounting firm that in each case is registered with the Public Company Accounting Oversight Board to conduct audits for public companies in the U.S. Year-end financial statement shall consolidate and include the Affiliates and any subsidiaries. C. Quarterly Statements. Borrower shall furnish to Lender its quarterly, internally prepared, financial statements, including balance sheet, related income or operations statement, changes in shareholders’ equity and cash flows, within forty-five (45) days after each fiscal quarter end, all in reasonable detail and prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes. D. Income Tax Returns. Annually, within 30 days after filing, Borrower shall furnish copies of its current federal income (and if applicable, state franchise) tax return and all schedules and exhibits and all K-1s to the Lender, and such returns shall be filed timely (subject to any permitted extensions). E. Quarterly SEC Filings. Borrower shall timely file its 10k and 10Q with the Securities and Exchange Commission (subject to any permitted extensions). F. Quarterly Compliance Certificate. No later than forty-five (45) days after each fiscal quarter end, for the prior fiscal quarter, including year-end, Borrower shall furnish to Lender a compliance certificate in the form of Exhibit “B” attached hereto signed by an authorized officer of the Borrower reporting compliance with the terms of the Loan Agreement, including, the financial covenants set forth below. G. Other Information. Borrower shall promptly provide Lender with such additional information, reports, or statements respecting its business operations and financial condition as Lender may reasonably request from time to time. H. Insurance. Borrower shall maintain insurance with responsible insurance companies on the Collateral, as may be customary in the industry, and on their businesses and assets generally, in such amounts and against such risks as is customarily maintained by similarly situated businesses, specifically to include a policy of fire and extended coverage insurance covering all assets and liability insurance, all to be with such companies and in such amounts reasonably satisfactory to Lender. Evidence of such current insurance will be promptly supplied to Lender, with mortgagee clauses in favor of Lender. I. Existence and Compliance. Borrower shall (i) maintain its existence in Nevada in good standing, and (ii) comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions, except in such instances in which (a) such requirement of law or regulation is being contested in good faith, by appropriate proceedings diligently

L & B 10205/0380/L1943506.DOCX/9 7 conducted, with adequate reserves made therefor or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change, and (iii) maintain its authorization to do business in each other state and country where its ownership, lease or operation of properties or the conduct of its business requires such qualification; except to the extent that failure to do so would not reasonably be expected to result in a Material Adverse Change. J. Adverse Conditions or Events. Borrower shall promptly advise Lender in writing of any condition, event, or act which comes to its attention that would or would reasonably be expected to result in a Material Adverse Change. K. Taxes. Borrower shall pay all taxes prior to delinquency, except where Borrower contests such taxes in good faith and only if Borrower maintains reasonable reserves in accordance with GAAP. L. Maintenance. Borrower shall maintain all of its tangible property, including all Collateral, in good condition and repair (ordinary wear and tear excepted) and make all necessary replacements thereof, and preserve and maintain all material licenses, privileges, franchise, certificates, and the like necessary for the operation of its business. M. Landlord Waivers. Subject to the Deferred Document Agreement between Borrower and Lender of even date herewith, Borrower shall provide a landlord lien waiver in favor of Lender for Borrower’s leased premises located at 3323 N. Pan Am Expressway, San Antonio, Texas 78219, 618 West Sunset Road, San Antonio, Texas 78216 and any other location in which a material portion of the Collateral is maintained, now or in the future, as reasonably determined by Lender; provided, however, any such additional landlord lien waiver requested by Lender shall be delivered within sixty (60) days following such request. N. Beneficial Ownership. Intentionally Deleted. O. Change of President, CEO or CFO. Borrower shall provide Lender with written notice of any change in the president, chief executive officer or chief financial officer of Borrower within five (5) days of each and any such change. 7. FINANCIAL COVENANTS. So long as any portion of the Loan is outstanding or Lender has any obligation to fund under the Loan, and thereafter until payment in full of the Loan and Note, and the performance of all other obligations of the Borrower under the Loan, Borrower shall maintain, test, and report the following Financial Covenants: A. Senior Funded Debt to EBITDA Ratio. Borrower shall maintain a ratio of Senior Funded Debt divided by EBITDA in the maximum amount of 3.50 : 1.00 tested at the end of each fiscal quarter on a rolling four-quarter basis. B. Debt Service Coverage Ratio. Borrower shall maintain a minimum Debt Service Coverage Ratio of 1.25 : 1.00 tested at the end of each fiscal quarter on a rolling four-quarter basis. For purposes of the foregoing Financial Covenants, the following definitions shall apply: “Debt Service Coverage Ratio” is defined as EBITDA divided by (current maturities of long-term debt plus interest expense). “EBITDA” means Borrower’s consolidated earnings before interest, taxes, depreciation and amortization plus (a) the following to the extent deducted in calculating such earnings (without duplication): (i) costs, fees and expenses (collectively, “Expenses”) incurred during such period in connection with (A) any equity issuance, repurchase or redemption

L & B 10205/0380/L1943506.DOCX/9 8 in an aggregate amount not to exceed $1,000,000 in any fiscal year, (B) entering into this Agreement and the transactions contemplated hereby in an aggregate amount not to exceed $250,000 and (C) acquisitions (whether consummated or not) in an aggregate amount not to exceed $2,000,000 per fiscal year (for purposes of clarity, specifically excluding reorganization, restructuring, cost saving, operating expense reduction, facility closure, and business or synergy optimization Expenses), (ii) non-cash charges and losses (including without limitation stock based compensation); minus (b) to the extent reflected as a gain or otherwise included in the calculation of such earnings (without duplication), non-cash gains. “Senior Funded Debt” means all of Borrower’s funded debt that is not expressly subordinate to Lender Indebtedness. 8. NEGATIVE COVENANTS. So long as any portion of the Loan is outstanding or Lender has any obligation to fund under the Loan, and thereafter until payment in full of the Loan and Note, and the performance of all other obligations of the Borrower under the Loan, Borrower shall not, without the prior written consent of Lender: A. Transfer of Assets. Sell, lease, assign, transfer or otherwise dispose (collectively, a “Disposition”) of any material assets of Borrower other than the following (collectively, the “Permitted Dispositions”): i. Dispositions in the ordinary course of business or otherwise pursuant to the reasonable business operations of Borrower or its subsidiaries (including without limitation to Lender pursuant to the Loan Documents); ii. Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business, including without limitation the lapse of registered patents, trademarks and other intellectual property to the extent not material in the conduct of Borrower’s business; iii. Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of replacement property; iv. To the extent constituting a Disposition, (a) transactions permitted by Section 8(F) or Section 8(G) and (b) investments or equity issuances not expressly prohibited herein; v. the discount, write-off or Disposition of accounts receivable overdue by more than one hundred twenty (120) days or the sale of any such accounts receivable for the purpose of collection to any collection agency, in each case in the ordinary course of business; vi. the unwinding of any swap agreement so long as the termination value associated therewith does not exceed $1,000,000; or vii. other Dispositions so long as (a) the consideration paid in connection therewith is cash or cash equivalents paid contemporaneously with consummation of the transaction in an amount not less than the fair market value of the property disposed of and (b) the aggregate net book value of all of the assets sold or otherwise disposed of pursuant to this Section 8(A)(vii) shall not exceed $2,000,000. B. Relocate Assets Outside of the United States. Relocate or transfer any material assets of Borrower outside of the United States of America other than (i) pursuant to any Permitted Disposition or (ii) in the ordinary course of business or pursuant to the reasonable business operations of Borrower or its subsidiaries. C. Affiliates’ Assets. Permit or authorize any of the Affiliates to: (i) make any Disposition of any of Affiliates’ material assets or (ii) relocate or transfer any material assets of any of the Affiliates outside

L & B 10205/0380/L1943506.DOCX/9 9 of the United States of America, other than, in each case of the foregoing subclauses (i) and (ii), (a) pursuant to any Permitted Disposition or (b) in the ordinary course of business or pursuant to the reasonable business operations of such Affiliate, Borrower or their respective subsidiaries. D. Liens. Knowingly grant, suffer or permit liens or encumbrances on or security interests (collectively, “Liens”) in the Collateral, other than the following (collectively, the “Permitted Liens”): i. Liens pursuant to any Loan Document; ii. Liens existing on the date hereof and listed on Schedule 8(D) and any renewals or extensions thereof, provided that (a) the property covered thereby is not changed, (b) the amount secured or benefited thereby is not increased except as contemplated by Section 8(F)(viii), (c) the direct or any contingent obligor with respect thereto is not changed, and (d) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8(F)(viii); iii. Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable person in accordance with GAAP; iv. statutory Liens such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith and by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of the applicable person; v. pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation; vi. deposits to secure the performance of bids, trade contracts and leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; vii. easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value or operation of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable person; viii. Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 9(D); ix. Liens securing indebtedness permitted under Section 8(F)(iii); provided that (a) such Liens do not at any time encumber any property other than the property financed by such indebtedness and (b) the indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition; x. Liens existing on property of a person existing as of the date such person is acquired or merged with or into or consolidated with Borrower or any of its subsidiaries or becomes a subsidiary of Borrower, in each case after the date hereof; provided that (a) any indebtedness secured thereby is permitted by Section 8(F)(xii), (b) such Liens cover solely the property of the person that became a subsidiary and are not expanded to cover additional property (other than proceeds and products thereof and accessions thereto) and (c) such Liens are no more favorable to the lienholders than existing Liens in favor of Lender; and xi. other Liens as to which the aggregate amount of obligations secured thereby do not exceed $1,000,000. E. Character of Business. Change the general character of business as conducted at the date hereof in any material respect or engage in any type of business not reasonably related, incidental or

L & B 10205/0380/L1943506.DOCX/9 10 complementary to, or representing a reasonable expansion of, its business as presently and normally conducted. F. Indebtedness. After the date hereof, incur direct or contingent indebtedness other than: i. Indebtedness under the Loan Documents and other Indebtedness to Lender; ii. indebtedness outstanding on the date hereof and listed on Schedule 8(F); iii. indebtedness in respect of capitalized leases, synthetic lease obligations and purchase money obligations for fixed or capital assets; provided, however, that the aggregate amount of all such indebtedness at any one time outstanding shall not exceed $500,000; iv. Guarantees of any indebtedness of any subsidiary of Borrower that would otherwise be permitted hereunder if such indebtedness was incurred directly by Borrower; v. (a) unsecured intercompany indebtedness among Borrower and its subsidiaries and (b) unsecured intercompany indebtedness among subsidiaries of Borrower; vi. unsecured indebtedness of the Borrower or any of its subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business; vii. indebtedness relating to premium financing arrangements for property and casualty insurance plans and health and welfare benefit plans (including health and workers compensation insurance, employment practices liability insurance and directors and officers insurance), in each case incurred in the ordinary course of business; provided that the amount of such indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such indebtedness is incurred and such indebtedness is outstanding only during such year; viii. indebtedness which represents an extension, refinancing, or renewal of any of the indebtedness described in Section 8(F)(ii), (iii) and (xii) hereof; provided that (a) the principal and the interest rate is not increased at the time of such refinancing, renewal or extension, except that the principal thereof may be increased by an amount equal to unpaid accrued interest and a reasonable premium thereon plus other fees and expenses reasonably incurred, in connection with such refinancing, renewal or extension,(b) any Liens securing such indebtedness are not extended to any additional property of Borrower or the Affiliates and such indebtedness shall be secured on the same or junior basis to the indebtedness that it refinances, (c) the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, renewal or extension, (d) such refinancing, renewal or extension does not result in a shortening of the maturity of the indebtedness so extended, refinanced or renewed and (e) the terms of any such extension, refinancing, or renewal are not less favorable to the obligor thereunder than the original terms of such indebtedness; ix. indebtedness arising from the endorsement of instruments for collection in the ordinary course of business; x. indebtedness incurred by the Borrower or any of its subsidiaries in an acquisition solely to the extent constituting indemnity obligations or obligations in respect of purchase price (including unsecured earnout obligations); xi. to the extent constituting indebtedness, indemnification obligations incurred in connection with the Disposition of any business or assets permitted hereunder; xii. indebtedness of a person (other than Borrower or its subsidiaries) outstanding or available to be borrowed or advanced as of the date such person is acquired and becomes a subsidiary or is merged with or into or consolidated with a subsidiary, in each case to the extent permitted hereunder, provided that (a) such indebtedness was not incurred by such person in connection with, or in contemplation of, such merger or

L & B 10205/0380/L1943506.DOCX/9 11 acquisition, (b) with respect to any such person who becomes a subsidiary, (x) Borrower nor any Affiliate is an obligor in respect of such indebtedness, and (y) to the extent such indebtedness is permitted to be secured hereunder, only the assets of such subsidiary secure such indebtedness and (c) the aggregate principal amount of all such indebtedness at any time outstanding does not exceed $1,000,000; xiii. indebtedness in connection with treasury or cash management services, including treasury, depository, overdraft, credit or debit card, purchasing cards, electronic funds transfer, cash pooling arrangements, netting services and other cash management arrangements of the Borrower or any subsidiary, in each case, incurred in the ordinary course of business. xiv. obligations (contingent or otherwise) of Borrower or any of its subsidiaries existing or arising under any swap agreement, provided that (a) such obligations are (or were) entered into by such person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and not for speculative purposes and (b) such swap agreement does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and xv. other unsecured indebtedness in an aggregate principal amount not to exceed $1,000,000 at any time outstanding. G. Merger. Enter into any merger, reorganization, or consolidation with respect to its business or organizational structure other than: i. each of the Borrower and any of its subsidiaries may merge into or consolidate with any other person or permit any other person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (a) in the case of any such merger to which the Borrower is a merger party, the Borrower is the continuing or surviving person and (b) in the case of any such merger to which any subsidiary is a merger party, the continuing or surviving person of such merger is, or becomes upon consummation of such merger, a subsidiary of the Borrower; ii. any Permitted Disposition may be structured as a merger, reorganization, consolidation or similar transaction; and iii. any subsidiary of Borrower may dissolve, liquidate or wind up its affairs if it owns no material assets, engages in no business and otherwise has no activities other than activities related to the maintenance of its existence and good standing. H. Cease Operations. Subject to the terms of this Section 8(H), suspend or cease its material business activities, except due to Force Majeure. As used herein, “Force Majeure” means any strike, riot, civil commotion, act of God, unusual adverse weather conditions, fire, flood or other casualty, enemy actions, shutdowns or delays due to pandemic and the spread of disease (including, without limitation, shutdowns or delays arising out of the COVID-19 pandemic or variants thereof), inability to procure, or the general shortage of labor, equipment, facilities, materials or supplies in the open market, general failure of transportation, condemnation laws, requisition or order of government, civil or military authorities, governmental restriction on the sale or transportation of materials, supplies or labor, general inability (notwithstanding good faith and diligent efforts) to obtain governmental permits or approvals, or other similar unforeseen circumstances or events beyond the reasonable control of Borrower. If Borrower elects to suspend or cease its material business activities as a result of an event of Force Majeure: (i) Borrower must provide Lender with written notice of an event of Force Majeure within ten (10) days of the claimed event; (ii) Borrower shall use diligent efforts to end the suspension or cessation of business activities; (iii) Borrower shall use commercially reasonable efforts to minimize the effect of the event of Force Majeure; (iv) Borrower shall resume business activities as soon as reasonably practicable after the removal of the event of Force Majeure; and (v) Borrower may not, in any event, suspend or cease business activities for more than ninety (90) days.

L & B 10205/0380/L1943506.DOCX/9 12 9. EVENTS OF DEFAULT. If one or more of the following events of default (“Event of Default”) shall occur, all outstanding principal plus accrued and unpaid interest on the Note and any other indebtedness of Borrower to Lender (other than the unearned portion of such obligations, if any) shall be due and payable immediately, at Lender's option and declaration, and in the event of such declaration, Lender shall have no further obligation to make advances or extend credit under this Agreement, the Loan, or the other Loan Documents: A. Default shall be made in the payment of any installment of principal or interest or other sums under the Loan Documents, or in any other obligation of either Borrower to Lender when due and payable, whether at maturity or otherwise, unless cured within 10 days after written notice is given by Lender to Borrower; or B. Default shall be made in the performance of any term, covenant or agreement (other than a default under A, above, or in the sub-sections below) contained herein, unless cured within 30 days (or if such default is not reasonably susceptible to cure within 30 days, so long as Borrower diligently prosecutes such cure and in any event cured within 60 days) after written notice of such default is given by Lender to Borrower; or C. Any representation or warranty herein or in any Loan Document contained or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Loan or pursuant to the requirements of this Agreement or other Loan Documents shall prove to have been incorrect or misleading in any material respect when made; or D. Any judgment against Borrower or its Affiliates or any attachment or other levy against the property of any Borrower or Affiliates with respect to a claim in an amount greater than $1,000,000.00 remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for a period of 60 days; or E. Borrower dissolves or commences winding up; or F. An Event of Default under the Security Agreement; or G. Borrower or any of its Affiliates makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to tribunal for any receiver or any trustee of Borrower or any of its Affiliates or any substantial part of their property, commences any action relating to Borrower or any of its Affiliates under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether nor or hereafter in effect, or if there is commenced against Borrower or any of its Affiliates any such action that is not dismissed within 60 days, or Borrower or any of its Affiliates by any act indicates its consent to or approval of any trustee for Borrower or any of its Affiliates or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged; or H. Borrower defaults under any loan, extension of credit, security agreement, purchase and sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or ability to perform Borrower’s obligations under this Agreement or any of the Loan Documents; or I. The occurrence of any default or event of default under any of the other Loan Documents, beyond any (if any) applicable cure, notice or grace period therein provided; or J. The occurrence of any default or event of default under any other lending agreements between Lender on the one hand, and either or any of the Affiliates or Borrower on the other hand, beyond any (if any) applicable cure, notice or grace period therein provided.

L & B 10205/0380/L1943506.DOCX/9 13 10. MISCELLANEOUS. A. Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses of Lender in connection with this Agreement and the negotiation, administration, enforcement and or collection of the Loan Documents. Borrower also agrees to pay all reasonable attorney's fees and all expenses incurred in recording the documents and securing the Loan, including reasonable fees and expenses of the Lender’s attorneys in the negotiation and preparation of this Agreement and the Loan Documents and or collection of the Loan Documents. B. Cumulative Rights and No Waiver. Each and every right granted to Lender hereunder or under any other Loan Document or allowed it by law or equity shall be cumulative of and may be exercised in addition to any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of the foregoing covenants and agreements may be waived by Lender but only in writing signed by a Vice President or higher-level officer of Lender. Borrower expressly waives any presentment, demand, protest or other notice of any kind. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. C. Amendment, Notice. No modification, consent, amendment or waiver of any provision of this Agreement, or any other Loan Document, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by a Vice President or higher-level officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. This Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Lender, its successors and assigns. Any notice required or permitted hereunder is effective when mailed to the Lender or the Borrower as the case may be, by certified mail, return receipt requested, to the address of the party as set out above (or to another address designated by the party by ten days advance written notice given hereunder), provided that any notice given to the Lender must be addressed to the attention of the Vice President or higher level officer of Lender primarily in charge of this Loan. D. Participation. Lender intends to participate a portion of the Loan to other lending institutions. Lender may provide information on Borrower and the Loan to any such participants. 11. USA PATRIOT ACT. A. Certification. Borrower certifies that: 1) It is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order of the President or by the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and 2) It is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity, or nation.

L & B 10205/0380/L1943506.DOCX/9 14 B. Indemnification. Borrower hereby agrees to defend, indemnify and hold harmless the Lender from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing certification. 12. WAIVER OF TRIAL BY JURY. BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Remainder of Page Intentionally Left Blank]

L & B 10205/0380/L1943506.DOCX/9 15 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. LENDER: TEXAS PARTNERS BANK, a Texas state bank doing business as The Bank of San Antonio By: /s/ Robert S. Glenn Robert S. Glenn, Executive Vice President BORROWER: XPEL, INC., a Nevada corporation By:_/s/ Barry Wood________________________ Barry Wood, Chief Financial Officer

L & B 10205/0380/L1943506.DOCX/9 16 SCHEDULE 8(D) EXISTING LIENS None.

L & B 10205/0380/L1943506.DOCX/9 17 SCHEDULE 8(F) EXISTING INDEBTEDNESS $1,084,581 (as of March 31, 2021) in various notes payable, including those related to prior acquisitions.

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 EXHIBIT “A” Form of Subordination Agreement DEBT SUBORDINATION AGREEMENT Date: _______________________, 202____ Lender: Texas Partners Bank, a Texas state bank doing business as The Bank of San Antonio Lender’s Address: 1900 NW Loop 410 San Antonio, Texas 78213 Holder: ___________________________________ Holder’s Address: ________________________ ________________________ Borrower: Xpel, Inc., a Nevada corporation Borrower’s Address: 618 West Sunset Road San Antonio, Texas 78216 Consideration: Ten and No/100 Dollars ($10.00) and other valuable consideration in hand paid by Borrower to Holder, and any financial accommodation made, or to be made hereafter, by Lender to Borrower. Loan: Revolving line of credit note and loan between Lender and Borrower dated May 21, 2021, as may be renewed, extended, modified, amended or increased from time to time. Lender Indebtedness: The Loan and all other debts and liabilities, whether now existing or hereafter arising, of Borrower to Lender. Subordinated Debt: Any note, debt, liability, obligation and/or account receivable, and any and all other indebtedness now or hereafter owed, by Borrower to Holder, and any renewals, extensions or modifications thereof. Event of Default: Any default or event of default under any document, instrument or agreement pertaining to the Loan, or any other Lender Indebtedness. For the Consideration and to induce the Lender to extend the Loan and/or other credit to the Borrower, the Holder agrees that all Subordinated Debt shall be and the same is hereby absolutely and unconditionally subordinated (as to both payment and priority) to the Lender Indebtedness. This Debt Subordination Agreement includes the following terms: 1. Holder shall not accept, and Borrower shall not make, any prepayments on the Subordinated Debt, or transfer any non-cash assets to Holder in full or partial satisfaction of the Subordinated Debt. Other payments are further limited as set out below. 2. Holder shall not accelerate the maturity of the Subordinated Debt. If the Subordinated Debt contains a demand feature or a right to call or accelerate payment of any portion of such debt, Holder agrees not to exercise such feature or right or to call or demand payment of the Subordinated Debt unless and until the Lender Indebtedness has been paid in full and Lender has no further obligation to fund any amounts to Borrower. Should the Subordinated Debt mature before this Debt Subordination Agreement

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 terminates, Holder shall nevertheless not accept any payments on, or transfer of any assets for, the Subordinated Debt. 3. Holder shall deliver to Lender upon execution of this Debt Subordination Agreement all evidence of the Subordinated Debt and all security documents therefor. 4. Subject to Section 5, below, provided Lender has approved, in writing, the terms and conditions of the Subordinated Debt, Borrower may make, and the Holder may accept, only regularly scheduled payments as listed on the Subordinated Debt. 5. Borrower shall not make, and Holder shall not accept, any payments of any nature under the Subordinated Debt if: [A] Lender has given notice to Holder and Borrower that an Event of Default has occurred and is continuing, or that any event or condition has occurred and is continuing which, but for notice or opportunity to cure, would be an Event of Default, or [B] such payment would cause to exist an Event of Default, or cause to exist any event or condition to occur which, but for notice or opportunity to cure, would be an Event of Default. 6. In the event any amounts or assets are received by Holder on account of the Subordinated Debt except payments specifically permitted by this Debt Subordination Agreement, then all such amounts or assets shall be received by Holder as trustee for Lender and shall immediately be paid over to Lender to be applied to the Loan as Lender determines in its sole and absolute discretion. 7. To the extent that the Lender and Holder have security interests in the same collateral, then Holder hereby further absolutely and unconditionally subordinates any security interest or liens held by Holder to secure the Subordinated Debt to the security interests and liens of the Lender in the same collateral. This Debt Subordination Agreement applies regardless of any priorities provided by the Texas Uniform Commercial Code or other applicable law, including without limitation, first in time filing rules. 8. Holder shall not modify any existing Subordinated Debt, or accept any new or additional Subordinated Debt. Holder shall not assign, transfer, hypothecate or dispose of any of the Subordinated Debt, or any collateral therefor. Holder is the current holder of all Subordinated Debt and no interest in the Subordinated Debt has been assigned or transferred, in whole or in part, to any party. 9 This Debt Subordination Agreement shall remain in full force and binding effect whether or not Borrower is or becomes insolvent or unable to pay its indebtedness in the ordinary course of business. In the event of the insolvency and consequent liquidation of the assets of the Borrower, whether it be through bankruptcy proceedings, or by an assignee for the benefit of creditors, voluntary liquidation or otherwise, the assets of the Borrower applicable to the payment of the claims of both Lender and Holder, whether it be in the form of liquidating dividends or any other form of distribution, shall be paid to Lender and shall be first used by Lender in the payment of the Lender’s Indebtedness before any part thereof shall be used in the payment of any amount due Holder. This Debt Subordination Agreement shall remain in force regardless of any renewals, extensions, modifications, amendments, or increases to the Lender Indebtedness or issuance of additional indebtedness by Lender to Borrower. 10. This Debt Subordination Agreement shall remain in full force and effect so long as any of the Lender Indebtedness is outstanding, and thereafter until released by the Lender at the request of Holder. 11. Holder waives all notices, of every kind and nature from Lender, including notice of the acceptance by Lender of this Debt Subordination Agreement or notice of the making of any further loans or the granting of any extensions or renewals, as well as every other notice to which Holder is or may become entitled.

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 12. This Debt Subordination Agreement shall be construed in accordance with the laws of the State of Texas. This Debt Subordination Agreement shall bind Holder and Holder’s heirs, legatees, devises, personal representatives, successors and assigns, including any future owner or holder or transferee of any debts or liabilities hereby subordinated. Lender may file a financing statement evidencing this Debt Subordination Agreement. THIS WRITTEN LOAN AGREEMENT INCLUDING THE WRITTEN LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Remainder of Page Intentionally Left Blank]

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 Executed to be effective the date first above set forth. HOLDER: _______________________________ By:_____________________________ Name: __________________________ Title:____________________________ Borrower agrees to this Debt Subordination Agreement and consents and requests that Holder execute the Debt Subordination Agreement. Xpel, Inc., a Nevada corporation By:__________________________________________ Barry Wood, Chief Financial Officer Accepted: Texas Partners Bank, a Texas state bank doing business as The Bank of San Antonio By:__________________________________ Robert S. Glenn, Executive Vice President STATE OF _____________ § § COUNTY OF ___________ § This instrument was acknowledged before me on the _____ day of _______________, 202___, by _____________________________________, ______________________________ of ___________________________________, on behalf of said entity. Notary Public, State of _____________________ STATE OF TEXAS § § COUNTY OF BEXAR § This instrument was acknowledged before me on the _____ day of _________________, 202____ by Barry Wood, Chief Financial Officer of Xpel, Inc., a Nevada corporation, on behalf of said Nevada corporation. Notary Public, State of Texas

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 STATE OF TEXAS § § COUNTY OF BEXAR § This instrument was acknowledged before me on the _____ day of _____________, 202___ by Robert S. Glenn, Executive Vice President of Texas Partners Bank, a Texas state bank doing business as The Bank of San Antonio, on behalf of said bank. Notary Public, State of Texas

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 EXHIBIT “B” COMPLIANCE CERTIFICATE FOR QUARTER ENDED _______________________ (THE “SUBJECT PERIOD”) LENDER: Texas Partners Bank, a Texas state bank doing business as The Bank of San Antonio BORROWER: XPEL, INC., a Nevada corporation This Compliance Certificate (this “Certificate”) is delivered under the Loan Agreement (the “Loan Agreement”) dated as of May 21, 2021 by and between Borrower and Lender. Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Loan Agreement. The undersigned hereby certifies to Lender, in his/her capacity as an officer of the Borrower and not in an individual capacity, as of the date hereof that: (a) he/she is the [___________________] of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Lender on behalf of Borrower; (b) he/she has reviewed and is familiar with the terms of the Loan Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the Subject Period; (c) during the Subject Period, Borrower performed and observed each covenant and condition of the Loan Documents applicable to it and no Event of Default currently exists or has occurred which has not been cured or waived by Lender; (d) the representations and warranties of Borrower contained in Article 5 of the Loan Agreement are true and correct on and as of the date hereof; (e) the financial statements of Borrower attached to this Certificate were prepared in accordance with GAAP, and present, on a consolidated basis, fairly and accurately the financial condition and results of operations of Borrower and its subsidiaries as of the end of and for the Subject Period; (f) the financial covenant analyses and information set forth below are true and accurate on and as of the date of this Certificate; and (g) the status of compliance by Borrower with certain covenants of the Loan Agreement at the end of the Subject Period is as set forth below: In Compliance as of End of Subject Period (Please Indicate) 1. Financial Statements and Reports (a) Provide annual audited FYE financial statements within 90 days after the last day of each fiscal year. Yes No (b) Provide quarterly financial statements within 45 days after the last day of each fiscal quarter. Yes No (c) Provide annual tax returns within 30 days after filing Yes No (d) Timely file 10k and 10Q with the Securities and Exchange Commission Yes No (e) Provide quarterly compliance certificate within 45 days after each fiscal quarter end Yes No (f) Provide other required reporting timely. Yes No 2. Representations and Warranties All representations and warranties in Article 6 remain true and correct Yes No 3. Senior Funded Debt to EBITDA Ratio (as defined in Section 7a)

L & B 10205/0380/L1943506.DOCX/9 Loan No. 539430 Maximum of 3.50 to 1.00 Yes No Senior Funded Debt = __________________________________ EBITDA = ___________________________________________ Calculation attached. 4. Debt Service Coverage Ratio (DSC) (as defined in Section 7b) Minimum of 1.25 to 1.00. Yes No Debt Service Coverage Ratio = ______________ ÷ EBITDA ( ______________ + ________________ ) = ________ Current Maturities Interest expense Of long-term debt Calculation attached. IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________________, _____. XPEL, INC., a Nevada corporation By:__________________________________________ Name: _______________________________________ Title:_________________________________________